UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Resignation of Edoardo Spezzotti from the Board of Directors

On April 27, 2011, Edoardo Spezzotti resigned from the Board of Directors of Cowen Group, Inc. (the “Company”), effective as of such date.  UniCredit S.p.A., on behalf of itself and its subsidiaries, including BA Alpine Holdings, Inc., has advised the Company that it does not intend to appoint a replacement for Mr. Spezzotti and has waived its right to appoint a designee to the Board of Directors of the Company in the future.

Item 8.01 Other Events.

On May 2, 2011, the Company issued a press release announcing Mr. Spezzotti’s resignation from the Board of Directors of the Company.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated in this item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit #	Description
99.1	Press Release issued by the Company, dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: May 2, 2011	By:	/s/ Owen S. Littman
		Name:	Owen S. Littman
		Title:	General Counsel